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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its Charter)

           Michigan                  000-230-661                38-3317208
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

         30142 Wixom Road, Wixom Michigan                          48393
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 10, 2005, the Company issued the press release attached hereto as
Exhibit 99.1, announcing its financial results for the quarter ended June 30, 2005.

ITEM 7.01   REGULATION FD DISCLOSURE.

     On August 10, 2005, the Company issued the press release attached hereto as
Exhibit 99.1, announcing its financial results for the quarter ended June 30, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.


Date: August 10, 2005                        By:  /s/ Thomas E. Klema
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                                                  Thomas E. Klema
                                             Its: Chief Financial Officer